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                                                                   EXHIBIT 10.12



                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the "Second Amendment") is made and entered into as of April 30, 1997 by and between THE PEREGRINE REAL ESTATE TRUST ("Company") and JOSEPH M. MOCK ("Executive").


         WHEREAS, the Company and Executive are parties to an Employment Agreement dated as of June 1, 1996, as amended as of December 1, 1996 (the "Employment Agreement").


         WHEREAS, the parties desire to further amend the Employment Agreement as it relates to compensation payable by the Company to Executive upon termination of employment without cause.


         NOW, THEREFORE, the parties agree as follows:

         1. Section 8.1 of the Employment Agreement is hereby amended and restated to read in its entirety as follows:


                           "8.1 Upon Termination Without Cause. In the event of
                  termination by Company pursuant to Section 7.1 of this Agreement ("Termination by Either Party Without Cause"), the Executive shall be entitled to receive Salary (a) for the period ending on the date which is three months after the date of termination specified in the Company's termination notice, provided that such date of termination occurs on or before December 31, 1997, which amount shall be paid to Executive in a single lump sum within ten (10) days of the date of termination or (b) through the date of termination specified in the Company's termination notice, if such date of termination occurs after December 31, 1997. In the event of termination by Executive pursuant to Section 7.1 of this Agreement, Executive shall receive Salary through the effective date of such termination."


         2. As amended hereby, the Employment Agreement shall remain in full force and effect.



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         IN WITNESS WHEREOF, this Second Amendment has been executed as of the date specified in the first paragraph.

COMPANY:                                    THE PEREGRINE REAL ESTATE TRUST



                                            By:      ___________________________
                                            Name:    ___________________________
                                            Its:     ___________________________



EXECUTIVE:                                  JOSEPH M. MOCK



                                                  ______________________________


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